Redeemable Convertible Preferred Stock	12 Months Ended
Dec. 31, 2018
Temporary Equity Disclosure [Abstract]
Redeemable Convertible Preferred Stock

NOTE 10 – REDEEMABLE CONVERTIBLE PREFERRED STOCK

On May 17, 2016, the Company entered into a securities purchase agreement with an accredited investor to place 12,800 redeemable convertible preferred shares (the “Preferred Stock”), par value ￦10,000 per share, in the aggregate principal amount of ￦640,000 thousand (the “Transaction”). The proceeds from sales of the Preferred Stock, net of issuance cost of ￦3,993 thousand were fully received at June 8, 2016.

On May 30, 2017, all redeemable convertible preferred shares were converted into 12,800 shares of common stock of e-Marine Co. Ltd. On July 25, 2017, as a result of the Share Exchange, the Company acquired all of the issued and outstanding equity interests of e-Marine Co. Ltd., and e-Marine Co., Ltd. became the Company’s wholly-owned subsidiary.